Exhibit 99.1

3D Printing CNC Machining Sheet Metal Fabrication Injection Molding

Protolabs Reports Financial Results for the Third Quarter of 2021

Record Revenue of $125.3 million in the Third Quarter of 2021, an increase of 17% year-over-year

MAPLE PLAIN, Minn. – October 28, 2021 – Proto Labs, Inc. (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the third quarter ended September 30, 2021.

Third Quarter 2021 Highlights include:

●	Revenue for the third quarter of 2021 was $125.3 million, representing a 16.6 percent increase compared to revenue of $107.5 million in the third quarter of 2020.
●	Hubs generated $8.8 million of revenue in the third quarter.
●	Net income for the third quarter of 2021 was $4.8 million, or $0.17 per diluted share.
●	Non-GAAP net income was $9.7 million, or $0.35 per diluted share. See “Non-GAAP Financial Measures” below.

“We achieved record revenue in the third quarter amidst a difficult backdrop of global supply chain issues and labor and materials constraints. During the quarter, we also received external recognition of our best-in-class digital manufacturing capabilities as the World Economic Forum announced our induction into their Global Lighthouse Network, recognizing our industry leading efforts to implement Fourth Industrial Revolution technologies,” noted Rob Bodor, President and Chief Executive Officer. “We continue to focus on the long-term market opportunities and invest in the business to serve the evolving needs of our customers.”

Additional Third Quarter 2021 Highlights include:

●	Protolabs served 23,457 unique product developers during the quarter, representing a 24.8 percent increase over the third quarter of 2020.
●	Gross margin in the third quarter of 2021 was 44.1 percent of revenue; Non-GAAP gross margin was 44.9 percent of revenue. See “Non-GAAP Financial Measures” below.
●	EBITDA margin was 13.7 percent of revenue in the third quarter of 2021; adjusted EBITDA margin was 17.1 percent of revenue in the third quarter of 2021. See “Non-GAAP Financial Measures” below.
●	Cash and investments balance was $83.9 million as of September 30, 2021.

“Our earnings in the third quarter were impacted by post pandemic-related cost inflation, as well as continued investments in our systems and product offering in order to maintain our position as the largest and fastest provider of digital manufacturing services,” added John Way, Chief Financial Officer. “We have a very strong balance sheet with $84 million in cash and investments and no debt, allowing us to continue to invest in future growth and return capital to our shareholders.”

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth that excludes the impact of changes in foreign currency exchange rates and revenue earned from our acquisition of Hubs (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, and transaction costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, and transaction costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, and transaction costs (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP operating margin, non-GAAP revenue growth and Adjusted EBITDA, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its third quarter 2021 financial results and fourth quarter 2021 outlook today, October 28, 2021 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/kff4bprd. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the world’s leading provider of digital manufacturing services. The e-commerce-based company offers injection molding, CNC machining, 3D printing, and sheet metal fabrication to product developers, engineers, and supply chain teams across the globe. Protolabs serves customers using in-house production capabilities that bring unprecedented speed in tandem with Hubs, a Protolabs Company, which serves customers through its network of premium manufacturing partners. Together, they help companies bring new ideas to market with the fastest and most comprehensive digital manufacturing service in the world. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact

Protolabs

Dan Schumacher, 763-479-7240

Vice President of Investor Relations and FP&A

daniel.schumacher@protolabs.com

Media Contact

Protolabs

Brent Renneke, 763-479-7704

PR & Media Strategist

brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30,	December 31,
	2021	2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$47,802	$127,603
Short-term marketable securities	16,542	34,088
Accounts receivable, net	85,629	57,877
Inventory	9,813	10,862
Income taxes receivable	1,766	540
Prepaid expenses and other current assets	10,571	11,032
Total current assets	172,123	242,002

Property and equipment, net	283,019	282,666
Goodwill	404,240	128,752
Other intangible assets, net	39,816	14,350
Long-term marketable securities	19,557	59,357
Operating lease assets	5,197	9,855
Finance lease assets	2,022	2,396
Other long-term assets	4,337	4,826
Total assets	$930,311	$744,204

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$22,735	$18,248
Accrued compensation	15,269	11,989
Accrued liabilities and other	12,636	16,193
Current contingent consideration	2,506	-
Current operating lease liabilities	2,362	3,272
Current finance lease liabilities	555	552
Total current liabilities	56,063	50,254

Long-term contingent consideration	2,294	-
Long-term operating lease liabilities	2,792	7,586
Long-term finance lease liabilities	1,498	1,919
Long-term deferred tax liabilities	36,331	33,854
Other long-term liabilities	6,712	6,235

Shareholders' equity	824,621	644,356
Total liabilities and shareholders' equity	$930,311	$744,204

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Revenue
Injection Molding	$57,685	$53,257	$172,212	$165,927
CNC Machining	43,658	33,115	121,953	99,760
3D Printing	18,589	16,294	53,994	46,478
Sheet Metal	4,854	3,988	14,790	14,306
Other	556	850	1,567	2,716
Total revenue	125,342	107,504	364,516	329,187

Cost of revenue	70,018	52,861	197,237	163,988
Gross profit	55,324	54,643	167,279	165,199

Operating expenses
Marketing and sales	21,422	16,705	61,946	51,821
Research and development	10,614	7,915	33,855	25,550
General and administrative	16,361	12,354	44,186	38,983
Total operating expenses	48,397	36,974	139,987	116,354
Income from operations	6,927	17,669	27,292	48,845
Other income (expense), net	136	728	(40)	2,549
Income before income taxes	7,063	18,397	27,252	51,394
Provision for income taxes	2,228	3,700	5,790	10,106
Net income	$4,835	$14,697	$21,462	$41,288

Net income per share:
Basic	$0.17	$0.55	$0.78	$1.54
Diluted	$0.17	$0.55	$0.77	$1.54

Shares used to compute net income per share:
Basic	27,713,229	26,736,709	27,638,611	26,724,715
Diluted	27,730,105	26,886,433	27,707,784	26,861,647

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30,
	2021	2020
Operating activities
Net income	$21,462	$41,288
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,231	23,891
Stock-based compensation expense	15,539	10,617
Deferred taxes	(139)	6,578
Amortization of marketable securities	374	202
Realized gain on available-for-sale securities	(72)	-
Changes in fair value of contingent consideration	(8,513)	-
Other	140	(865)
Changes in operating assets and liabilities	(26,797)	664
Net cash provided by operating activities	32,225	82,375

Investing activities
Purchases of property, equipment and other capital assets	(27,956)	(40,489)
Cash used for acquisitions, net of cash acquired	(127,413)	-
Purchases of other assets and investments	-	(3,000)
Purchases of marketable securities	(15,159)	(90,596)
Proceeds from sales of marketable securities	57,089	-
Proceeds from maturities of marketable securities	15,114	56,428
Net cash used in investing activities	(98,325)	(77,657)

Financing activities
Proceeds from exercises of stock options and other	3,838	5,674
Purchases of shares withheld for tax obligations	(4,209)	(3,367)
Repurchases of common stock	(13,036)	(14,686)
Principal repayments of finance lease obligations	(413)	-
Net cash used in financing activities	(13,820)	(12,379)
Effect of exchange rate changes on cash and cash equivalents	119	690
Net decrease in cash and cash equivalents	(79,801)	(6,971)
Cash and cash equivalents, beginning of period	127,603	125,225
Cash and cash equivalents, end of period	$47,802	$118,254

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and transaction costs
GAAP net income	$4,835	$14,697	$21,462	$41,288
Add back:
Stock-based compensation expense	4,978	3,945	15,539	10,617
Amortization expense	1,568	754	4,601	2,262
Unrealized (gain) loss on foreign currency	121	(84)	341	(1,020)
Transaction costs [1]	(730)	-	(5,870)	-
Total adjustments [2]	5,937	4,615	14,611	11,859
Income tax benefits on adjustments [3]	(1,063)	(1,368)	(4,639)	(3,030)
Non-GAAP net income	$9,709	$17,944	$31,434	$50,117

Non-GAAP net income per share:
Basic	$0.35	$0.67	$1.14	$1.88
Diluted	$0.35	$0.67	$1.13	$1.87

Shares used to compute non-GAAP net income per share:
Basic	27,713,229	26,736,709	27,638,611	26,724,715
Diluted	27,730,105	26,886,433	27,707,784	26,861,647

[1] Transaction costs include direct costs incurred in our acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

[2] Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and transaction costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020

Cost of revenue	$986	$989	$2,974	$2,788

Marketing and sales	1,059	865	2,841	2,233
Research and development	776	638	2,144	1,766
General and administrative	2,995	2,207	6,311	6,092
Total operating expenses	4,830	3,710	11,296	10,091

Other (income) loss, net	121	(84)	341	(1,020)
Total adjustments	$5,937	$4,615	$14,611	$11,859

[3] For the three and nine-month periods ended September 30, 2021 and 2020, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. Our non-GAAP tax rates differ from our GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Revenue	$125,342	$107,504	$364,516	$329,187
Income from operations	6,927	17,669	27,292	48,845
GAAP operating margin	5.5%	16.4%	7.5%	14.8%
Add back:
Stock-based compensation expense	4,978	3,945	15,539	10,617
Amortization expense	1,568	754	4,601	2,262
Transaction costs [1]	(730)	-	(5,870)	-
Total adjustments	5,816	4,699	14,270	12,879
Non-GAAP income from operations	$12,743	$22,368	$41,562	$61,724
Non-GAAP operating margin	10.2%	20.8%	11.4%	18.8%

[1] Transaction costs include direct costs incurred in our acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP net income	$4,835	$14,697	$21,462	$41,288
Amortization expense	1,568	754	4,601	2,262
Depreciation expense	8,536	7,282	25,630	21,629
Interest income, net	(55)	(255)	(207)	(1,183)
Tax expense	2,228	3,700	5,790	10,106
EBITDA	17,112	26,178	57,276	74,102
Add back:
Stock-based compensation expense	4,978	3,945	15,539	10,617
Unrealized (gain) loss on foreign currency	121	(84)	341	(1,020)
Transaction costs [1]	(730)	-	(5,870)	-
Total adjustments	4,369	3,861	10,010	9,597
Adjusted EBITDA	$21,481	$30,039	$67,286	$83,699

[1] Transaction costs include direct costs incurred in our acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2021				Three Months Ended September 30, 2020%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$100,127	$-	$(4,729)	$95,398	$85,608	17.0%	11.4%
Europe	22,155	(513)	(4,022)	17,620	18,897	17.2	(6.8)
Japan	3,060	114	-	3,174	2,999	2.0	5.8
Total Revenue	$125,342	$(399)	$(8,751)	$116,192	$107,504	16.6%	8.1%

	Nine Months Ended September 30, 2021				Nine Months Ended September 30, 2020%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$286,524	$-	$(12,512)	$274,012	$262,507	9.1%	4.4%
Europe	68,259	(3,986)	(10,942)	53,331	56,413	21.0	(5.5)
Japan	9,733	83	-	9,816	10,267	(5.2)	(4.4)
Total Revenue	$364,516	$(3,903)	$(23,454)	$337,159	$329,187	10.7%	2.4%

[1] Revenue for the three and nine-month periods ended September 30, 2021 has been recalculated using 2020 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the three and nine-month periods ended September 30, 2021 has been recalculated to exclude revenue earned from our acquisition of Hubs, Inc. to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions.

[3] This column presents the percentage change from GAAP revenue for the three and nine-month periods ended September 30, 2020 to GAAP revenue for the three and nine-month periods ended September 30, 2021.

4 This column presents the percentage change from GAAP revenue for the three and nine-month periods ended September 30, 2020 to non-GAAP revenue for the three and nine-month periods ended September 30, 2021 (as recalculated using the foreign currency exchange rates in effect during the three- and nine-month periods ended September 30, 2020, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Unique product developers and engineers served	23,457	18,796	49,300	37,504